Exhibit 10.1

Execution Version

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of November 7, 2023 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of June 17, 2022 (as amended by that certain Amendment No. 1, dated as of June 30, 2023, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC CORPORATION, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), CITIBANK, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

WHEREAS, the Company has requested certain changes to the Credit Agreement as described herein (the “Proposed Amendments”);

WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;

WHEREAS, the Lenders party hereto have agreed to approve the Proposed Amendments; and

WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendment of Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their respective alphabetical locations therein:

“Covenant Relief Period” means the period commencing on November 7, 2023, and ending on (and including) the Covenant Relief Period Termination Date.

“Covenant Relief Period Termination Date” means the earlier of (a) September 30, 2025 and (b) the date on which the Administrative Agent receives a Covenant Relief Period Termination Notice from the U.S. Borrower; provided that, with respect to clause (b) hereof, no Event of Default or Default shall have occurred and be continuing.

“Covenant Relief Period Termination Notice” means a certificate of a Responsible Officer of the U.S. Borrower (a) stating that the U.S. Borrower irrevocably elects to terminate the Covenant Relief Period effective as of the date set forth in such certificate (which date shall be no earlier than the date of the certificate) delivered to the Administrative Agent and (b) certifying that (x) the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter of the U.S. Borrower did not exceed 3.75 to 1.00, (y) the Interest Coverage Ratio, as determined as of the last day of the most recently ended Fiscal Quarter, for the four consecutive Fiscal Quarters of the U.S. Borrower ending on such day, was not less than 3.50 to 1.00, and (z) at the time of and immediately after the Covenant Relief Period Termination Date, no Event of Default or Default shall have occurred and be continuing.

“Responsible Officer” of any corporation shall mean any executive officer, chief financial officer, principal accounting officer, treasurer or controller of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “EBITDA” in its entirety as follows:

“EBITDA” means, for any period, net income for such period, plus, (a) without duplication and to the extent deducted from revenues in determining net income for such period, the sum of (i) the aggregate amount of interest expense for such period, (ii) the aggregate amount of income and franchise tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) all other non-cash charges and non-cash losses for such period, (v) all Non-Recurring Items for such period, (vi) all fees, expenses and charges incurred in connection with or arising as a result of any proposed or actual acquisitions, investments, asset sales or divestitures, and (vii) during the Covenant Relief Period, non-recurring cash restructuring charges in an amount not to exceed $100,000,000, minus, (b) without duplication and to the extent added to revenues in determining net income for such period, the sum of (i) all non-recurring non-cash gains during such period, (ii) the amount of cash used during such period to the extent charged against net income in a different period (excluding any item under clause (a)(vi) above) and (iii) the amount of cash used during such period relating to any Non-Recurring Items included in clause (a)(v) of this definition, all as determined on a consolidated basis with respect to the U.S. Borrower and its Subsidiaries in accordance with GAAP. For the purposes of calculating EBITDA for any period, if during such period the U.S. Borrower or any Subsidiary shall have made an acquisition, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period.

(c) Section 6.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Maximum Leverage Ratio. The U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Leverage Ratio of not more than 3.75:1.00; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, the U.S. Borrower shall maintain as of the last day of each Fiscal Quarter a Leverage Ratio of not more than the applicable level set forth below adjacent to such Fiscal Quarter:

Fiscal Quarter	Maximum Leverage Ratio
June 30, 2023	4.00 to 1.00
September 30, 2023	4.00 to 1.00

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December 31, 2023	6.50 to 1.00
March 31, 2024	6.50 to 1.00
June 30, 2024	6.50 to 1.00
September 30, 2024	6.00 to 1.00
December 31, 2024	5.00 to 1.00
March 31, 2025	4.50 to 1.00
June 30, 2025	4.00 to 1.00
September 30, 2025	3.75 to 1.00

(d) Section 6.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Minimum Interest Coverage Ratio. The U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four consecutive Fiscal Quarters ending on such day, of not less than 3.50 to 1.00; provided, however, notwithstanding the foregoing, during the Covenant Relief Period, the U.S. Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four consecutive Fiscal Quarters ending on such day, of not less than the applicable level set forth below adjacent to such Fiscal Quarter:

Fiscal Quarter	Minimum Interest Coverage Ratio
December 31, 2023	2.50 to 1.00
March 31, 2024	2.50 to 1.00
June 30, 2024	2.50 to 1.00
September 30, 2024	2.50 to 1.00
December 31, 2024	3.00 to 1.00
March 31, 2025	3.00 to 1.00
June 30, 2025	3.00 to 1.00
September 30, 2025	3.50 to 1.00

(e) Section 6.04 of the Credit Agreement is hereby amended by inserting a new clause (j) as follows:

(j) Stock purchase, etc. During the Covenant Relief Period, the U.S. Borrower shall not make or agree to make, directly or indirectly, any purchase, redemption, retirement or other acquisition of shares of its Stock or warrants or options to acquire any such shares, or incur any obligation (contingent or otherwise) to do so, at any time; provided, however that, so long as no Event of Default has occurred and is continuing before or after giving effect thereto, the U.S. Borrower may at any time purchase, redeem, retire or otherwise acquire for value its Stock (including any stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, warrants or options in respect thereof (“Award”)) (i) from current or former employees, directors, consultants or other service providers in the ordinary course of business, (ii) with the proceeds received from the substantially concurrent issue of new shares of its Stock or other common equity interests and (iii) shares of Stock withheld or surrendered to satisfy the exercise price or tax withholding obligation associated with an Award.

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SECTION 1.03. Effectiveness. Section 1.02 of this Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a) The Administrative Agent (or its counsel) has received counterparts of this Amendment executed by (i) the Borrowers and (ii) the Consenting Lenders (as defined below) constituting Required Lenders;

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;

(c) The Administrative Agent shall have received, for the account of each Lender that has executed and delivered a signature page to this Amendment at or prior to 5:00 P.M. (New York time) on November 6, 2023 (each such Lender, a “Consenting Lender”), a consent fee, in an amount equal to 0.02% of the amount of the aggregate Commitments under the Credit Agreement held by such Consenting Lender on the date hereof, which consent fee shall be earned, due and payable on the Second Amendment Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Second Amendment Effective Date and such notice shall be conclusive and binding.

ARTICLE II

Miscellaneous

SECTION 2.01. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Second Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the Second Amendment Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

(a) Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Second Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to the this Amendment.

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(b) Immediately prior to and after giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date.

SECTION 2.02. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(a) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.05. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair Title: Vice President and Treasurer

The Euro Borrowers

FMC FINANCE B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair Title: Authorised Signatory

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair Title: Authorised Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A., as Administrative Agent, Lender, Issuing Bank and Swing Loan Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as Syndication Agent, Lender, Issuing Bank and Swing Loan Lender

By:	/s/ Bettina Buss
Name: Bettina Buss
Title: Director - EC

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By:	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Managing Director

By:	/s/ Miko McGuire
Name: Miko McGuire
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB, as a Lender

By:	/s/ David L. Ericson
Name: David L. Ericson
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Will Price
Name: Will Price
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

TD Bank, N.A., as a Lender

By:	/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

Banco Santander, S.A., New York Branch, as a Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as a Lender

By:	/s/ Chris Hursey
Name: Chris Hursey
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam J. Kultgen
Name: Adam J. Kultgen
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Min Zhu
Name: Min Zhu
Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Timothy Whalen
Name: Timothy Whalen
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COÖPERATIEVE RABOBANK U.A., NEW
YORK BRANCH, as a Lender

By:	/s/ Robert Graff
Name: Robert Graff
Title: Managing Director

By:	/s/ Elizabeth Halfin
Name: Elizabeth Halfin
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael P. Dungan
Name: Michael P. Dungan
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Kinasz
Name: Daniel K. Kinasz
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]